UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): October 5, 2015 (October 5, 2015)
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VERITIV CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware

(State or other jurisdiction of incorporation)
001-36479	42-3234977
(Commission File Number)	(IRS Employer Identification No.)
1000 Abernathy Road NE Building 400, Suite 1700 Atlanta, Georgia (Address of principal executive offices)	30328 (Zip Code)

Registrant’s telephone number, including area code: (770) 391-8200
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K is being filed by Veritiv Corporation (“Veritiv”) solely for the purpose of providing unaudited condensed consolidated financial statements and related notes of UWW Holdings, Inc. and Subsidiaries as of June 30, 2014 and for the six months ended June 30, 2014 and 2013, and the unaudited pro forma condensed combined statement of operations and related notes of Veritiv for the year ended December 31, 2014. This information is being provided in connection with the filing today of Veritiv’s Registration Statement on Form S-3 relating to the registration of certain securities that may be offered from time to time by Veritiv and the selling stockholder named therein.

This Current Report on Form 8-K should be read in conjunction with the audited consolidated and combined financial statements and related notes included in Veritiv’s Form 10-K for the year ended December 31, 2014 filed with the Securities and Exchange Commission on March 24, 2015.

Certain statements contained in Exhibit 99.2 to this Current Report on Form 8-K regarding estimated pro forma effects of the merger with UWW Holdings, Inc. and any other statements not constituting historical fact, are “forward-looking statements” subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. All forward-looking statements reflect only Veritiv’s current beliefs and assumptions with respect to future operating results, performance, business plans or prospects, and are based on information currently available to Veritiv. Accordingly, the statements are subject to significant risks, uncertainties and contingencies, which could cause Veritiv’s actual operating results, performance, business plans or prospects to differ materially from those expressed in, or implied by, these statements. Factors that could cause actual results to differ materially from current expectations include risks and other factors described in Veritiv’s publicly available reports filed with the Securities and Exchange Commission.

Item 9.01.     Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
The unaudited condensed consolidated financial statements and related notes of UWW Holdings, Inc. and Subsidiaries as of June 30, 2014 and for the six months ended June 30, 2014 and 2013 are filed as Exhibit 99.1.
(b) Pro Forma Financial Information.
The unaudited pro forma condensed combined statement of operations and related notes of Veritiv for the year ended December 31, 2014 are filed as Exhibit 99.2.
(d) Exhibits.

99.1	Unaudited condensed consolidated financial statements and related notes of UWW Holdings, Inc. and Subsidiaries as of June 30, 2014 and for the six months ended June 30, 2014 and 2013

99.2	Unaudited pro forma condensed combined statement of operations and related notes of Veritiv for the year ended December 31, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERITIV CORPORATION

Date:	October 5, 2015	/s/ Mark W. Hianik
Mark W. Hianik
Senior Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Unaudited condensed consolidated financial statements and related notes of UWW Holdings, Inc. and Subsidiaries as of June 30, 2014 and for the six months ended June 30, 2014 and 2013

99.2	Unaudited pro forma condensed combined statement of operations and related notes of Veritiv for the year ended December 31, 2014